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                                                                    EXHIBIT 99

July 7, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of EQK
Realty Investors I (the "Trust") dated June 5, 2000, however, with respect to the third sentence of the first paragraph, we first became aware of the statements in Item 9 of the Trust's Annual Report on Form 10-K for the year ended December 31, 1999 on June 14, 2000.

Yours truly,

DELOITTE & TOUCHE LLP